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EXHIBIT 10.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in this Registration Statement of our report, dated January 7, 2000, on the consolidated financial statements of Mountain Bank Holding Company and subsidiary, and to the reference to our Firm under the caption "EXPERTS" in the Prospectus.

                      /s/ Knight Vale & Gregory PLLC

                      KNIGHT VALE & GREGORY PLLC

Tacoma, Washington
October 26, 2000

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CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS